CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Greenwich Street Series Fund - Appreciation Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Greenwich Street Series Fund -              Greenwich Street Series Fund -
Appreciation Portfolio                      Appreciation Portfolio

/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
---------------------------                 -------------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: September 7,2004                      Date: September 7,2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Greenwich Street Series Fund - Fundamental Value Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Greenwich Street Series Fund -              Greenwich Street Series Fund -
Fundamental Value Portfolio                 Fundamental Value Portfolio

/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
-------------------------                   -----------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: September 7,2004                      Date: September 7,2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906
EX-99.906CERT

                                  CERTIFICATION

R. Jay Gerken, Chief Executive Officer, and Andrew B. Shoup, Chief Administrative Officer of Greenwich Street Series Fund - Intermediate High Grade Portfolio (the "Registrant"), each certify to the best of his or her knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended June 30, 2004 (the "Form N-CSR") fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer                     Chief Administrative Officer
Greenwich Street Series Fund -              Greenwich Street Series Fund -
Intermediate High Grade Portfolio           Intermediate High Grade Portfolio

/s/ R. Jay Gerken                           /s/ Andrew B. Shoup
-------------------------                   -----------------------------
R. Jay Gerken                               Andrew B. Shoup
Date: September 7,2004                      Date: September 7,2004

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR with the Commission.